EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medical Nutrition USA, Inc. on Form 10-KSB for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 28, 2008

By:	/s/ Francis A. Newman

Francis A. Newman
Chairman, Chief Executive Officer

Date: April 28, 2008

By :	/s/ Alan Levy

Alan Levy
Vice President, Finance, Chief Financial Officer